UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2010

ECOLAND INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4909 West Joshua Boulevard, Suite 1059 Chandler, Arizona 85226
(Address of principal executive offices)

(602) 882-8771
(Registrant’s Telephone Number)

Copy of all Communications to:
Carrillo Huettel, LLP
3033 Fifth Avenue, Suite 201
San Diego, CA 92103
phone: 619.399.3090
fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06   Change in Shell Company Status

On September 8, 2010, the Company filed an Annual Report on Form 10-K.  Accordingly, the Company believes that its business operations and direction remove the Company from “shell” status as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. For further information regarding the business operations of the Company and change in shell company status, please see our Annual Report on Form 10-K filed with the SEC. The information provided in the Company’s Annual Report is incorporated into herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAND INTERNATIONAL, INC.

Dated: September 17, 2010	By:	/s/ David A. Wallace
David A. Wallace
Chief Executive Officer